Exhibit 10.1

EXECUTION VERSION

Confidential

Dated 26 October 2020

(1) BOMBARDIER INC.

(2) BOMBARDIER AEROSPACE UK LIMITED

(3) BOMBARDIER FINANCE INC.

(4) BOMBARDIER SERVICES CORPORATION

AND

(5) SPIRIT AEROSYSTEMS GLOBAL HOLDINGS LIMITED

and

(6) SPIRIT AEROSYSTEMS, INC.

2nd DEED OF AMENDMENT AND AGREEMENT
relating to an agreement for the sale and purchase of
(1) the entire issued share capital of Short Brothers plc
and Bombardier Aerospace North Africa SAS and
(2) certain other assets

THIS DEED is dated 26 October 2020 and is made between:

(1)	BOMBARDIER INC. (Company No. 8369470), a company incorporated under the laws of Canada whose registered office is at 800, boulevard René-Lévesque West, Montréal, Québec, H3B 1Y8, Canada (BI);

(2)	BOMBARDIER AEROSPACE UK LIMITED (company registration number 02873601), a company incorporated in England and Wales whose registered office is at Suite 1, 3rd Floor, 11-12 St. James’s Square, London, SW1Y 4LB, United Kingdom (BAUK);

(3)	BOMBARDIER FINANCE INC. (company registration number 134209238), a company incorporated in Canada whose registered office is at 800, boulevard René-Lévesque West, Montréal, Québec, H3B 1Y8, Canada (BFI);

(4)	BOMBARDIER SERVICES CORPORATION (file number 2288053), a company incorporated in the United States of America whose head office is at head office at One Learjet Way, Wichita, KS 67209, United States of America (BSC);

(5)	SPIRIT AEROSYSTEMS GLOBAL HOLDINGS LIMITED (company registration number 11330860) a company incorporated in England and Wales whose registered office is at Tower Bridge House, St Katherine’s Way, London E1W 1AA, United Kingdom (the UK Buyer); and

(6)	SPIRIT AEROSYSTEMS, INC. (company registration number 3778057), a Delaware corporation whose principal place of business is at 3801 South Oliver Street, Wichita, KS 67210, United States of America (the US Buyer).

each a party, and together, the parties.

WHEREAS:

(A)	The parties entered into an agreement for the sale and purchase of (1) the entire issued share capital of Short Brothers plc and Bombardier Aerospace North Africa SAS and (2) certain other assets on 31 October 2019 as amended on 16 October 2020 (SPA); and

(B)	The parties have agreed to amend the SPA as further described in this Deed.

NOW IT IS HEREBY AGREED as follows:

1	Definitions and interpretation

Unless otherwise specified, words and expressions defined in the SPA shall have the same meanings in this Deed and the principles of interpretation set out in clause 1.2 to 1.3 inclusive of the SPA shall apply to this Agreement save that reference to “Agreement” therein shall mean this Deed.

2	Effective Date

2.1	The amendment of the SPA effected by clause 3 of this Deed shall be effective on the date of this Deed (Effective Date).

3	Amendment of SPA

3.1	In accordance with clause 31 of the SPA and with effect from the Effective Date, the parties hereby agree that the provisions of the SPA shall be amended as follows:

(a)	the definitions of “A220 GTA Transfer Agreement” and “A220 STA Transfer Agreement” be deleted in their entirety;

(b)	a new definition of “A220 Transfer Agreement” shall be inserted in clause 1.1 of the SPA after the definition of “A220 STAs Transfer Agreement”:

“A220 Transfer Agreement means assignment and assumption agreement regarding the (partial) transfer from BI to Shorts of the A220 GTA and the transfer from BI to Shorts of the A220 STAs”

(c)	the definition of “Completion Date” in clause 1.1 of the SPA shall be deleted and replaced with the following:

“Completion Date means 30 October 2020”

(d)	clause 3.2 of the SPA shall be deleted and replaced with the following:

“3.2     The Purchase Price shall be US$275,000,000.”

(e)	clause 3.9 of the SPA shall be deleted in its entirety, and the agreed apportionment of the Purchase Price shall be as set out in Schedule A, and shall be incorporated into the SPA as if a schedule thereto and the relevant provisions of the SPA shall apply to it as if it were incorporated into the SPA;

(f)	the words “immediately prior to Completion” shall be deleted from clauses 4.1(i) and 4.1(j) of the SPA;

(g)	in clause 4.1(m) of the SPA, the words:

(i)	“the A220 GTA Transfer Agreement (in a form and substance satisfactory to the Sellers and to the US Buyer, each acting reasonably) and the A220 STAs Transfer Agreement” shall be deleted and replaced with the words “the A220 Transfer Agreement”; and

(ii)	“immediately prior to Completion” shall be deleted;

(h)	clause 4.8 of the SPA shall be deleted and replaced with the following:

“[intentionally left blank]”

(i)	clause 10.4 of the SPA shall be deleted and replaced with the following:

“10.4      The Sellers shall on demand indemnify and hold the Buyers harmless from:

(a)	any Loss relating to or arising from a quality, delivery, disruption or warranty claim by an Atlantic Business customer or end user as a result of any action taken by a Seller, a member of the Sellers’ Group, or the Atlantic Business prior to Completion including, without limitation, Losses arising from defects in a product specification and/or design defects in products (or component parts thereof) shipped on or prior to the Completion Date, Losses arising from design and workmanship defects or flaws performed or arising before or on the Completion Date, and warranty costs associated with design flaws or workmanship for designs and production performed prior to the Completion Date and any contractual terms dispute relating to design or production performed prior to the Completion Date; and

(b)	any Loss arising from design and manufacturing defects or the Airworthiness Directives issued in accordance with Commission Regulation (EC) No. 1321/2014 (Annex I, M.A.301) with respect to the Trent 700 nacelle and related component parts, solely to the extent that any Loss described above arises from any programme or work package other than products falling within the scope of the New Trading Agreements (the Product Defect Indemnity).”

(j)	clause 11.1 of the SPA shall be deleted in its entirety and replaced with the following:

“[intentionally left blank]”

and the parties agree that the provisions of Schedule B to this Deed shall apply with effect from the date of this Deed, and shall be incorporated into the SPA as if a schedule thereto and the relevant provisions of the SPA shall apply to it as if it were incorporated into the SPA:

(k)	the words “clause 3.8 and” shall be deleted from clause 22 of the SPA;

(l)	paragraph 1(a)(xi) of Part A of Schedule 5 of the SPA shall be deleted and replaced with the following:

“(xi)      the A220 Transfer Agreement, duly executed by BI and Shorts;“

(m)	paragraph 1(a)(xii) of Part A of Schedule 5 of the SPA shall be deleted and replaced with the following:

“[intentionally left blank]”

(n)	paragraph 2(a)(i) of Part A of Schedule 5 of the SPA shall be deleted and replaced with the following:

“[intentionally left blank]”

(o)	paragraphs 2(a)(iii) and 2(a)(iv) of Part A of Schedule 5 of the SPA shall be deleted and replaced in each case with the following:

“[intentionally left blank]”

(p)	the figure “US$65,000,000” in paragraph 1.3(a) of Schedule 6 of the SPA shall de deleted and replaced with “US$20,000,000”:

(q)	paragraph 1.3(b) of Schedule 6 of the SPA shall be deleted and replaced with the following:

“(b)	(i) Claims under the Product Defect Indemnity or the A320 Neo TR Indemnity shall in aggregate not exceed US$200,000,000; and (ii) Claims for breach of a Sellers’ Fundamental Warranty and Tax Deed Claims shall not exceed the Purchase Price; and”

(r)	the line items highlighted in Part A of Schedule 10 of the SPA, together with the note (each as set out below), shall be deleted:

“N/A	8,842,263	06/514,036	Granted	8/31/1987	9/23/2014	Short Brothers PLC	United States
N/A	EP2269003	EP09734606	Granted	4/21/2009	1/24/2018	Short Brothers PLC and Bombardier Inc.	Europe
N/A	EP2736804	EP11740776	Granted	7/26/2011	9/2/2015	Short Brothers PLC and Learjet Inc.	Europe
N/A	EP3030911	EP14771613	Granted	7/31/2014	7/17/2019	Short Brothers PLC and Bombardier Inc., C Series Aircraft Limited Partnership	Europe

[NOTE: Use of the highlighted patents in the Atlantic Business to be confirmed.]”

4	Waiver of claims, agreement not to sue and other items

4.1	The parties further agree as follows:

(a)	all Conditions set forth in clauses 4.1(a) to 4.1(p) of the SPA (as amended by clause 2 of this Deed) (together, the Satisfied Conditions) shall be deemed to be satisfied for the purposes of the SPA. The parties irrevocably waive any and all rights to challenge the satisfaction of the Satisfied Conditions. The Parties agree to not make any Claims against each other or against third parties based on the purported non-satisfaction of the Satisfied Conditions;

(b)	if any order, judgment or injunction, applied for by a third party and issued by a court of competent jurisdiction restricting Completion of the Transaction is in effect on 30 October 2020, the parties shall use Commercially Reasonable Endeavours to procure that such order, judgment or injunction is revoked, rescinded or countermanded within 30 Business Days of 30 October 2020, after which the parties shall proceed to Completion;

(c)	the Buyers, for themselves and on behalf of the Buyers’ Group, their assigns, transferees, representatives, principals, agents, officers and employees (Buyer Parties) irrevocably waive any and all Claims (including any Relevant Claim for a breach of Pre-Completion Undertakings, Warranties or otherwise) against the Sellers, the Sellers’ Group, the Sellers’ assigns, transferees, representatives, principals, agents, officers and employees (Seller Parties) in respect of any of the matters set out in any of the correspondence between the parties, the parties’ respective advisers, or between the Buyers and third parties prior to the Completion Date or in any financial updates provided by the Sellers to the Buyers prior to the Completion Date, including without limitation the matters set out in Schedule C (the Buyers’ Released Claims). The Buyers, for themselves and on behalf of the Buyer Parties, further agree that, following Completion, the Sale Group and MRO Business shall be deemed to have waived the Buyers’ Released Claims (and any Claims arising out of any of the facts forming part of those Buyers’ Released Claims) against the Seller Parties;

(d)	the Seller Parties irrevocably waive any and all Claims (including any Relevant Claim) against the Buyer Parties in respect of any of the matters set out in any of the correspondence between the parties, the parties’ respective advisers, or between the Sellers and third parties prior to the Completion Date, including without limitation: (i) the Buyers’ alleged failures to exercise Commercially Reasonable Endeavours; and (ii) any other matter contained in such correspondence (the Sellers’ Released Claims, and together with the Buyers’ Released Claims, the Released Claims);

(e)	the Buyers, for themselves and on behalf of the Buyer Parties, agree to: (i) bear their own costs of the Released Claims; (ii) procure that the Buyer Parties will not make any Released Claim against the Seller Parties, whether pursuant to clause 4.8 or Schedule 6 of the SPA or otherwise; (iii) procure that following Completion, the Sale Group and MRO Business will not make any Released Claim against the Seller Parties; (iv) procure that the Buyer Parties, the Sale Group and MRO Business will not assign or transfer any Released Claim; and (v) prior to Completion, not exercise any purported right to terminate the Transaction Documents pursuant to clause 4.8 of the SPA;

(f)	the Sellers, for themselves and on behalf of the Seller Parties, agree to: (i) bear their own costs of the Released Claims; (ii) procure that the Seller Parties will not make any Released Claim against the Buyer Parties; and (iii) procure that the Seller Parties will not assign or transfer any Released Claim;

(g)	the Buyers, for themselves and on behalf of the Buyer Parties, and the Sellers, for themselves and on behalf of the Seller Parties, warrant that they have not sold, transferred, assigned or otherwise disposed of their interest in the Released Claims and undertake not to do so, whether before or after Completion.

(h)	the form of the TSA to be executed such that it takes effect on Completion is contained in Appendix 1 to this Deed;

(i)	the form of the New Trading Agreements to be executed such that they take effect on Completion is contained in Appendix 2 to this Deed;

(j)	the Buyers shall, on or prior to 28 October 2020, pay the Purchase Price to the Buyers’ Solicitors, who will hold such amounts to the order of the Buyers pending Completion and the order of the Sellers on and following Completion pursuant to an undertaking to be agreed between the parties. The provision of this undertaking and its terms shall not in any way limit or replace the Buyers obligation to make payment of the Purchase Price on Completion to the Sellers in accordance with the terms of the SPA, however receipt by the Sellers’ Solicitors of the Purchase Price pursuant to the undertaking shall be treated as satisfying the Buyers obligation to make payment of the Purchase Price on Completion to the Sellers in accordance with the terms of the SPA;

(k)	the Buyers shall, on or prior to the fifth Business Day following Completion, reimburse the Sellers for 50% of the aggregate of all costs and expenses charged by the Secretary of State of Business, Energy and Industrial Strategy to the Sellers in connection with clause 9.4 of the Novation (and Amendment) of the BEIS Agreement, provided that the Buyers shall only be obliged to reimburse the Sellers up to a maximum amount of £87,500 plus VAT thereon;

(l)	the Buyers shall waive any Claim they (or following Completion, Shorts) may have against the Sellers in respect of any officer’s certificate given by Shorts pursuant to paragraph 4 of Schedule 1 of the Novation (and Amendment) of the BEIS Agreement or paragraph 3 of Schedule 1 of the Novation (and Amendment) of the INI 2009 Agreement;

(m)	the Buyers irrevocably undertake to indemnify and keep indemnified BI and the Sellers’ Group after Completion against any Losses, costs or expenses arising before, on or after Completion incurred by the Sellers’ Group in connection with the declarations given by BI in articles 6.1(i), (ii), (iii) and (vii) of the Novation of the MOU Agreement;

(n)	Shorts shall transfer the ownership of the Bombardier furnished equipment listed at Appendix 3 to this Deed (the Bombardier Furnished Equipment) to BI at Completion for nil consideration, provided that the value at Completion of all Bombardier Furnished Equipment so transferred shall not exceed US$2,565,000; and

(o)	nothing in this clause 4 shall limit a party’s right to bring a Claim for a failure to, or seek specific performance or an injunction requiring the other parties to, complete the acquisition of the Sale Shares on 30 October 2020 or such other date as may be permitted by the terms of the SPA or this Deed, in accordance with clause 8 of the SPA.

5	Miscellaneous

5.1	The parties hereby agree and declare that the SPA shall continue in full force and effect as amended by this Deed.

5.2	The provisions of clauses 23 (Further assurances) to 25 (Announcements), 31 (Alterations) to 33 (Costs), 35 (Agreement Binding), 36 (Rights of Third Parties) and 38 (Notices) to 42 (Service of process) of the SPA shall apply to this Deed as if expressly set out herein, save that reference to “Agreement” therein shall be deemed to be references to this Deed.

5.3	Notwithstanding clause 5.2 above, the parties agree that they shall:

(a)	make a joint announcement regarding Completion of the Transaction, as amended by this Deed, in the form to be agreed between the parties; and

(b)	make a notification to The Pensions Regulator regarding the Transaction, as amended by this Deed, in the form to be agreed between the parties.

5.4	Each party acknowledges and agrees for itself (and as agent for each of its respective Affiliates (including, after Completion, the Sale Group and MRO Business in respect of the Buyers)) that:

(a)	this Deed constitutes the entire agreement between the parties and supersedes any prior agreement, understanding, undertaking or arrangement between the parties relating to the subject matter of this Deed;

(b)	by entering into this Deed, they do not rely on any statement, representation, assurance or warranty of any person (whether a party to this Deed or not and whether made in writing or not and including any financial model included in the Data Room) other than as expressly set out in this Deed; and

(c)	nothing in this clause 5.4, and no other limitation in this Deed, shall exclude or limit any liability for fraud or fraudulent misrepresentation by any party.

IN WITNESS whereof this Deed has been executed as a deed and it has been delivered as a deed on the date first above written

Schedule A

Apportionment of Purchase Price

Schedule B

Pensions Indemnity

Schedule C

Buyers’ Released Claims

Appendix 1

TSA

Appendix 2

New Trading Agreements

Appendix 3

List of Buyer Furnished Equipment

EXECUTED as a deed by: BOMBARDIER INC.

acting by: Jean-Philippe Cote and Christian Poupart
under a power of attorney dated: 30 October 2019

/s/ Jean-Philippe Cote
Name: Jean-Philippe Cote
Title: Head of Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head of Legal Services

in the presence of:

/s/ Jenna La Ricca
Witness name: Jenna La Ricca
Witness address: XXXXX
Witness occupation: Student

EXECUTED as a deed by: BOMBARDIER AEROSPACE UK LIMITED

acting by: Jean-Philippe Cote and Christian Poupart
under a power of attorney dated: 30 October 2019

/s/ Jean-Philippe Cote
Name: Jean-Philippe Cote
Title: Head of Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head of Legal Services

in the presence of:

/s/ Jenna La Ricca
Witness name: Jenna La Ricca
Witness address: XXXXX
Witness occupation: Student

EXECUTED as a deed by: BOMBARDIER FINANCE INC.

acting by: Jean-Philippe Cote and Christian Poupart
under a power of attorney dated: 30 October 2019

/s/ Jean-Philippe Cote
Name: Jean-Philippe Cote
Title: Head of Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head of Legal Services

in the presence of:

/s/ Jenna La Ricca
Witness name: Jenna La Ricca
Witness address: XXXXX
Witness occupation: Student

EXECUTED as a deed by: BOMBARDIER SERVICES CORPORATION

acting by: Jean-Philippe Cote and Christian Poupart
under a power of attorney dated: 30 October 2019

/s/ Jean-Philippe Cote
Name: Jean-Philippe Cote
Title: Head of Integration

/s/ Christian Poupart
Name: Christian Poupart
Title: Head of Legal Services

in the presence of:

/s/ Jenna La Ricca
Witness name: Jenna La Ricca
Witness address: XXXXX
Witness occupation: Student

EXECUTED as a deed by: SPIRIT AEROSYSTEMS GLOBAL HOLDINGS LIMITED acting by:

Damon Ward

name of authorised signatory

/s/ Damon Ward
Authorised Signatory

in the presence of:

/s/ Jean Cary
Witness name:	Jean Cary
Witness address:	XXXXX
Witness occupation:	Accounting Manager

EXECUTED as a deed by: SPIRIT AEROSYSTEMS, INC.

acting by:Samantha Marnick

name of authorised signatory

/s/ Samantha Marnick
Authorised Signatory